Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
FundsManager 20% Portfolio
September 30, 2022
VF20-NPRT3-1122
1.837319.116
Equity Funds - 24.6%
	Shares	Value ($)
Fidelity Canada Fund (a)	19,201	1,067,566
Fidelity Commodity Strategy Fund (a)	1,025,502	6,542,701
Fidelity Contrafund (a)	110,318	1,410,966
Fidelity Emerging Markets Discovery Fund (a)	479,950	6,071,368
Fidelity Emerging Markets Fund (a)	400,604	11,637,549
Fidelity Equity-Income Fund (a)	49,301	2,892,998
Fidelity Global Commodity Stock Fund (a)	639,656	11,034,074
Fidelity Hedged Equity Fund (a)	220,607	2,056,055
Fidelity International Capital Appreciation Fund (a)	112,393	2,075,899
Fidelity International Discovery Fund (a)	76,119	2,677,880
Fidelity International Enhanced Index Fund (a)	337,616	2,761,702
Fidelity International Small Cap Fund (a)	48,337	1,113,684
Fidelity International Small Cap Opportunities Fund (a)	122,211	2,015,263
Fidelity International Value Fund (a)	233,140	1,657,627
Fidelity Large Cap Value Enhanced Index Fund (a)	60,615	809,212
Fidelity Low-Priced Stock Fund (a)	84,770	3,503,542
Fidelity Overseas Fund (a)	235,212	10,344,623
Fidelity Real Estate Investment Portfolio (a)	96,284	3,612,591
Fidelity U.S. Low Volatility Equity Fund (a)	1,629,114	15,281,089
Fidelity Value Discovery Fund (a)	45,546	1,426,498
VIP Stock Selector All Cap Portfolio Investor Class (a)	14,208,803	108,697,344
TOTAL EQUITY FUNDS (Cost $235,251,713)		198,690,231

Fixed-Income Funds - 49.9%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	2,634,190	23,444,290
Fidelity High Income Fund (a)	843,637	5,998,263
Fidelity Inflation-Protected Bond Index Fund (a)	1,026,077	9,881,122
Fidelity Long-Term Treasury Bond Index Fund (a)	697,987	7,224,166
Fidelity New Markets Income Fund (a)	141,130	1,514,325
Fidelity Total Bond Fund (a)	19,276,844	178,118,032
VIP Investment Grade Bond II Portfolio - Investor Class (a)	19,112,226	177,743,704
TOTAL FIXED-INCOME FUNDS (Cost $431,807,497)		403,923,902

Money Market Funds - 25.1%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (b)	16,066,868	16,070,081
Fidelity Investments Money Market Government Portfolio Institutional Class 2.78% (a)(c)	187,433,008	187,433,008
TOTAL MONEY MARKET FUNDS (Cost $203,503,089)		203,503,089

U.S. Treasury Obligations - 0.2%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 2.44% to 3.29% 11/3/22 to 12/29/22 (e) (Cost $1,929,360)	1,940,000	1,929,703

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $872,491,659)	808,046,925
NET OTHER ASSETS (LIABILITIES) - 0.2%	1,705,123
NET ASSETS - 100.0%	809,752,048

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	6	Dec 2022	261,450	(34,938)	(34,938)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	114	Dec 2022	12,255,891	(17,320)	(17,320)

TOTAL PURCHASED					(52,258)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	157	Dec 2022	28,271,775	3,804,108	3,804,108
ICE E-mini MSCI EAFE Index Contracts (United States)	20	Dec 2022	1,660,600	226,231	226,231

TOTAL SOLD					4,030,339

TOTAL FUTURES CONTRACTS					3,978,081
The notional amount of futures purchased as a percentage of Net Assets is 1.5%
The notional amount of futures sold as a percentage of Net Assets is 3.7%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,929,703.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	225,746,149	56,041,281	265,717,349	256,812	-	-	16,070,081	0.0%
Total	225,746,149	56,041,281	265,717,349	256,812	-	-	16,070,081

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	1,264,088	56,593	-	(2,713)	(137,216)	1,067,566
Fidelity Commodity Strategy Fund	8,429,872	4,316,529	5,204,989	2,428,026	1,418,299	(2,417,010)	6,542,701
Fidelity Contrafund	2,399,788	150,579	401,207	27,575	(57,575)	(680,619)	1,410,966
Fidelity Emerging Markets Discovery Fund	3,852,210	3,577,349	219,824	-	(22,834)	(1,115,533)	6,071,368
Fidelity Emerging Markets Fund	18,684,409	351,668	1,247,900	-	(302,945)	(5,847,683)	11,637,549
Fidelity Equity-Income Fund	4,154,910	332,377	978,455	30,555	(14,184)	(601,650)	2,892,998
Fidelity Floating Rate High Income Fund	32,167,333	4,030,707	10,975,073	885,107	(388,477)	(1,390,200)	23,444,290
Fidelity Global Commodity Stock Fund	10,555,648	2,514,060	2,617,340	-	254,877	326,829	11,034,074
Fidelity Hedged Equity Fund	-	2,115,619	-	-	-	(59,564)	2,056,055
Fidelity High Income Fund	7,652,550	490,254	774,112	233,159	(25,765)	(1,344,664)	5,998,263
Fidelity Inflation-Protected Bond Index Fund	26,532,651	576,757	15,286,426	-	1,165,882	(3,107,742)	9,881,122
Fidelity International Capital Appreciation Fund	3,305,032	307,180	386,754	-	(73,722)	(1,075,837)	2,075,899
Fidelity International Discovery Fund	4,168,918	392,193	507,304	-	(156,398)	(1,219,529)	2,677,880
Fidelity International Enhanced Index Fund	3,853,134	384,566	470,933	-	(65,891)	(939,174)	2,761,702
Fidelity International Small Cap Fund	1,609,428	163,087	208,283	-	(14,345)	(436,203)	1,113,684
Fidelity International Small Cap Opportunities Fund	3,167,545	59,933	-	-	-	(1,212,215)	2,015,263
Fidelity International Value Fund	2,218,390	227,073	279,343	-	(12,599)	(495,894)	1,657,627
Fidelity Investments Money Market Government Portfolio Institutional Class 2.78%	-	205,116,027	17,683,027	1,186,283	8	-	187,433,008
Fidelity Large Cap Value Enhanced Index Fund	1,299,784	147,135	455,627	-	(159)	(181,921)	809,212
Fidelity Long-Term Treasury Bond Index Fund	22,664,579	2,514,624	12,862,254	254,587	(3,515,029)	(1,577,754)	7,224,166
Fidelity Low-Priced Stock Fund	5,134,244	639,786	1,194,867	271,208	(46,168)	(1,029,453)	3,503,542
Fidelity New Markets Income Fund	2,143,622	146,099	258,037	60,401	(27,493)	(489,866)	1,514,325
Fidelity Overseas Fund	16,461,272	1,519,799	1,928,996	-	(389,469)	(5,317,983)	10,344,623
Fidelity Real Estate Investment Portfolio	13,819,513	513,846	8,081,939	186,430	913,905	(3,552,734)	3,612,591
Fidelity Total Bond Fund	-	193,969,326	6,251,046	1,756,900	(151,119)	(9,449,129)	178,118,032
Fidelity U.S. Bond Index Fund	404,221,641	35,122,039	396,675,274	3,425,807	(22,924,251)	(19,744,155)	-
Fidelity U.S. Low Volatility Equity Fund	7,708,147	13,255,458	3,012,888	248,815	(183,751)	(2,485,877)	15,281,089
Fidelity Value Discovery Fund	2,049,355	227,132	518,910	65,340	25,143	(356,222)	1,426,498
VIP Investment Grade Bond II Portfolio - Investor Class	-	198,857,786	7,703,927	-	(174,139)	(13,236,016)	177,743,704
VIP Stock Selector All Cap Portfolio Investor Class	157,776,597	3,616,186	14,879,732	-	(2,117,742)	(35,697,965)	108,697,344
	766,030,572	676,899,262	511,121,060	11,060,193	(26,888,654)	(114,872,979)	790,047,141

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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